Exhibit 99.1

For immediate release	For More Information: J. Bruce Hildebrand, Executive Vice President 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

SECOND QUARTER 2017 EARNINGS RESULTS

ABILENE, Texas, July 20, 2017 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2017 of $28.26 million, up 5.39 percent when compared with earnings of $26.81 million in the same quarter last year. Basic earnings per share were $0.43 for the second quarter of 2017 compared with $0.41 in the same quarter a year ago.

Net interest income for the second quarter of 2017 increased 4.48 percent to $59.09 million compared with $56.55 million in the same quarter of 2016. The net interest margin, on a taxable equivalent basis, was 4.05 percent in the second quarter of 2017 compared to 4.03 percent in the first quarter of 2017 and 4.12 percent in the second quarter of 2016. Included in interest income for the second quarter of 2017 was $505 thousand, or three basis points in net interest margin, related to discount accretion from fair value accounting related to the Conroe and Orange acquisitions.

The provision for loan losses was $1.73 million in the second quarter of 2017 compared with $1.95 million in the first quarter of 2017 and $2.06 million in the second quarter of 2016. The continued provision for loan losses in 2017 reflects growth in the loan portfolio, the continued levels of gross charge-offs, as well as the continuing economic effects related to the oil and gas industry. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.71 percent at June 30, 2017, compared with 0.90 percent at March 31, 2017, and 1.22 percent at June 30, 2016. Classified loans totaled $117.61 million at June 30, 2017, compared to $122.62 million at March 31, 2017, and $132.67 million at June 30, 2016.

At June 30, 2017, loans with oil and gas industry exposure totaled 2.03% of gross loans. These loans comprised $24.40 million of the classified loan totals and $2.86 million of the nonperforming loan totals. In addition, $50 thousand in net charge-offs was related to these oil and gas loans for the quarter ended June 30, 2017. At June 30, 2017, the Company’s allowance for loan loss reserve specific to its total oil and gas loan portfolio totaled 7.24% of total oil and gas loans.

Noninterest income increased 8.08 percent in the second quarter of 2017 to $23.17 million compared with $21.44 million in the same quarter a year ago. Trust fees increased $1.02 million to $5.75 million in the second quarter of 2017 compared with $4.73 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $4.73 billion from $4.11 billion a year ago. ATM, interchange and credit card fees increased 12.98 percent to $6.60 million compared with $5.84 million in the same quarter last year due to continued growth in debit cards. Service charges on deposits increased 10.88 percent to $4.88 million compared with $4.40 million in the same quarter a year ago due to continued growth in net new accounts. Also included in noninterest income during the second quarter of 2017 was a gain on sale of securities of $747 thousand compared to $912 thousand in the same quarter a year ago. Offsetting these increases in noninterest income were decreases in loan recoveries to $337 thousand in the second quarter of 2017 compared to $629 thousand in the same quarter a year ago and a loss on sale of foreclosed assets of $72 thousand in the second quarter of 2017 compared to a gain of $278 thousand in the second quarter of 2016.

Noninterest expense for the second quarter of 2017 totaled $43.78 million compared to $40.76 million in the second quarter of 2016. The Company’s efficiency ratio in the second quarter of 2017 was 49.32 percent compared with 48.43 percent in the same quarter last year. The increase in noninterest expense in the second quarter of 2017 was driven by a $1.32 million increase in salary and employee benefit expense, primarily due to merit based pay increases and profit sharing expenses, and an increase of $824 thousand in data processing costs associated with a new Trust technology platform and software amortization and expense resulting from a write-off of internally developed software.

For the first half of 2017, net income increased 4.47 percent to $54.85 million from $52.51 million for the same period a year ago. Basic earnings per share rose to $0.83 in the first half of 2017 from $0.80 in the same period of 2016. Net interest income increased 2.23 percent to $116.11 million in the first half of 2017 from $113.57 million in the same period a year ago. The provision for loan losses totaled $3.68 million compared with $4.39 million in the first half of the previous year. Noninterest income was $44.46 million in the first half of 2017 compared with $41.26 million in the same period of 2016. Noninterest expense rose to $85.93 million in the first half of 2017 compared with $81.84 million during the same period last year.

As of June 30, 2017, consolidated assets for the Company totaled $6.95 billion compared to $6.93 billion at March 31, 2017, and $6.61 billion at June 30, 2016. Loans totaled $3.46 billion at June 30, 2017, compared with loans of $3.39 billion at March 31, 2017, and $3.31 billion at June 30, 2016. Deposits totaled $5.63 billion at June 30, 2017, compared to $5.66 billion at March 31, 2017, and $5.06 billion at June 30, 2016. Shareholders’ equity rose to $887.44 million as of June 30, 2017, compared with $859.35 million at March 31, 2017, and $866.16 million at June 30, 2016.

“We are pleased to report increased earnings for the quarter and improved trends in our credit metrics,” said F. Scott Dueser, Chairman, President and CEO. “We continue to work diligently to grow loans and deposits, reduce expenses to improve our bottom line while continuing to look for acquisition opportunities to better utilize our strong capital position and increase our return to our shareholders.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 69 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with seven locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2017		2016
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ASSETS
Cash and due from banks	$163,435	$163,674	$204,782	$166,981	$135,092
Interest-bearing deposits in banks	53,336	55,165	48,574	117,334	67,746
Interest-bearing time deposits in banks	1,458	1,707	1,707	1,707	2,427
Fed funds sold	3,740	3,840	3,130	3,400	2,960
Investment securities	2,964,618	3,018,393	2,860,958	2,729,159	2,795,493
Loans	3,457,679	3,386,141	3,384,205	3,369,384	3,309,388
Allowance for loan losses	(47,410)	(46,192)	(45,779)	(45,298)	(45,060)

Net loans	3,410,269	3,339,949	3,338,426	3,324,086	3,264,328
Premises and equipment	123,620	122,787	122,685	122,725	122,326
Goodwill	139,971	139,971	139,971	139,971	139,971
Other intangible assets	3,149	3,464	3,632	3,758	3,959
Other assets	83,796	81,420	86,066	77,615	80,688

Total assets	$6,947,392	$6,930,370	$6,809,931	$6,686,736	$6,614,990

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,856,439	$1,827,609	$1,717,722	$1,702,993	$1,644,812
Interest-bearing deposits	3,770,170	3,834,359	3,760,817	3,532,471	3,411,477

Total deposits	5,626,609	5,661,968	5,478,539	5,235,464	5,056,289
Borrowings	379,324	360,264	445,770	513,759	556,924
Other liabilities	54,017	48,784	47,737	69,569	135,619
Shareholders’ equity	887,442	859,354	837,885	867,944	866,158

Total liabilities and shareholders’ equity	$6,947,392	$6,930,370	$6,809,931	$6,686,736	$6,614,990

	Quarter Ended
	2017		2016
	June 30,	Mar. 31,	Dec 31,	Sept. 30,	June 30,
INCOME STATEMENTS
Interest income	$61,182	$58,783	$57,979	$58,093	$57,881
Interest expense	2,097	1,763	1,443	1,366	1,330

Net interest income	59,085	57,020	56,536	56,727	56,551
Provision for loan losses	1,725	1,950	1,993	3,833	2,058

Net interest income after provision for loan losses	57,360	55,070	54,543	52,894	54,493
Noninterest income	23,170	21,286	21,721	22,152	21,438
Noninterest expense	43,775	42,152	41,990	42,003	40,756

Net income before income taxes	36,755	34,204	34,274	33,043	35,175
Income tax expense	8,500	7,605	7,608	7,440	8,366

Net income	$28,255	$26,599	$26,666	$25,603	$26,809

PER COMMON SHARE DATA
Net income - basic	$0.43	$0.40	$0.40	$0.39	$0.41
Net income - diluted	0.43	0.40	0.40	0.39	0.41
Cash dividends declared	0.19	0.18	0.18	0.18	0.18
Book Value	13.41	12.99	12.68	13.14	13.11
Market Value	$44.20	$40.10	$45.20	$36.44	$32.79
Shares outstanding - end of period	66,170,312	66,131,832	66,094,695	66,063,285	66,059,912
Average outstanding shares - basic	66,100,089	66,073,399	66,037,447	66,023,069	66,016,562
Average outstanding shares - diluted	66,344,943	66,363,222	66,307,119	66,147,202	66,138,275

PERFORMANCE RATIOS
Return on average assets	1.64%	1.57%	1.59%	1.54%	1.65%
Return on average equity	12.94	12.74	12.44	11.72	12.76
Net interest margin (tax equivalent)	4.05	4.03	4.01	4.04	4.12
Efficiency ratio	49.32	49.67	49.61	49.33	48.43

	Six Months Ended
	June 30,
	2017	2016
INCOME STATEMENTS
Interest income	$119,965	$116,216
Interest expense	3,860	2,642

Net interest income	116,105	113,574
Provision for loan losses	3,675	4,386

Net interest income after provision for loan losses	112,430	109,188
Noninterest income	44,455	41,258
Noninterest expense	85,926	81,836

Net income before income taxes	70,959	68,610
Income tax expense	16,105	16,105

Net income	$54,854	$52,505

PER COMMON SHARE DATA
Net income - basic	$0.83	$0.80
Net income - diluted	0.83	0.79
Cash dividends declared	0.37	0.34
Book Value	13.41	13.11
Market Value	$44.20	$32.79
Shares outstanding - end of period	66,170,312	66,059,912
Average outstanding shares - basic	66,086,817	65,995,560
Average outstanding shares - diluted	66,362,191	66,153,579

PERFORMANCE RATIOS
Return on average assets	1.61%	1.61%
Return on average equity	12.84	12.65
Net interest margin (tax equivalent)	4.04	4.14
Efficiency ratio	49.49	48.97

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2017		2016
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$46,192	$45,779	$45,298	$45,060	$44,072
Loans charged off	(1,174)	(2,026)	(1,774)	(4,372)	(1,888)
Loan recoveries	667	489	262	777	818

Net recoveries (charge-offs)	(507)	(1,537)	(1,512)	(3,595)	(1,070)
Provision for loan losses	1,725	1,950	1,993	3,833	2,058

Balance at end of period	$47,410	$46,192	$45,779	$45,298	$45,060

Allowance for loan losses / period-end loans	1.37%	1.36%	1.35%	1.34%	1.36%
Allowance for loan losses / nonperforming loans	210.95	159.48	161.44	131.04	112.36
Net charge-offs / average loans (annualized)	0.06	0.18	0.18	0.43	0.13
SUMMARY OF LOAN CLASSIFICATION
Special Mention	$27,999	$23,341	$24,787	$25,488	$26,125
Substandard	89,609	99,280	103,015	101,110	106,540
Doubtful	—	—	—	2	—

Total classified loans	$117,608	$122,621	$127,802	$126,600	$132,665

NONPERFORMING ASSETS
Nonaccrual loans	$21,489	$28,080	$27,371	$33,712	$38,904
Accruing troubled debt restructured loans	672	695	701	750	961
Accruing loans 90 days past due	314	190	284	107	237

Total nonperforming loans	22,475	28,965	28,356	34,569	40,102
Foreclosed assets	2,245	1,553	644	369	285

Total nonperforming assets	$24,720	$30,518	$29,000	$34,938	$40,387

As a % of loans and foreclosed assets	0.71%	0.90%	0.86%	1.04%	1.22%
As a % of end of period total assets	0.36	0.44	0.43	0.52	0.61

OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$70,187	$75,262	$78,483	$86,785	$87,857
Oil and gas loans as a % of total loans	2.03%	2.22%	2.32%	2.58%	2.65%
Classified oil and gas loans	24,404	29,077	32,518	31,541	32,674
Nonaccrual oil and gas loans	2,860	3,208	4,092	5,140	5,763
Net charge-offs for oil and gas loans	50	—	105	104	419
Allowance for oil and gas loans as a % of oil and gas loans	7.24%	6.59%	6.28%	5.60%	6.57%

CAPITAL RATIOS
Common equity Tier 1 capital ratio	17.79%	17.56%	17.30%	17.11%	16.64%
Tier 1 capital ratio	17.79	17.56	17.30	17.11	16.64
Total capital ratio	18.97	18.72	18.45	18.28	17.79
Tier 1 leverage	10.79	10.60	10.71	10.60	10.50
Equity to assets	12.77	12.40	12.30	12.98	13.09

	Quarter Ended
	2017		2016
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
NONINTEREST INCOME
Trust fees	$5,747	$6,017	$5,189	$5,066	$4,726
Service charges on deposits	4,883	4,550	4,773	4,796	4,404
ATM, interchange and credit card fees	6,598	6,164	6,390	6,000	5,840
Real estate mortgage fees	4,188	3,417	4,237	4,697	4,013
Net gain on sale of available-for-sale securities	747	3	117	239	912
Net gain (loss) on sale of foreclosed assets	(72)	41	112	(10)	278
Net gain (loss) on sale of assets	(200)	4	(103)	(168)	(74)
Interest on loan recoveries	337	154	141	709	629
Other noninterest income	942	936	865	823	710

Total noninterest income	$23,170	$21,286	$21,721	$22,152	$21,438

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$22,508	$22,233	$21,742	$22,193	$22,038
Profit sharing expense	957	1,026	1,329	738	109
Loss from partial settlement of pension plan	—	—	267	—	—
Net occupancy expense	2,771	2,600	2,534	2,672	2,583
Equipment expense	3,665	3,437	3,293	3,420	3,386
FDIC insurance premiums	550	547	525	513	818
ATM, interchange and credit card expenses	1,803	1,713	1,879	1,859	1,806
Legal, tax and professional fees	2,526	2,478	2,386	2,389	2,108
Audit fees	379	419	331	413	400
Printing, stationery and supplies	536	438	590	536	464
Amortization of intangible assets	165	168	168	172	199
Advertising and public relations	1,576	1,544	1,574	1,729	1,537
Operational and other losses	574	985	717	533	433
Software amortization and expense	995	500	525	490	477
Other noninterest expense	4,770	4,064	4,130	4,346	4,398

Total noninterest expense	$43,775	$42,152	$41,990	$42,003	$40,756

TAX EQUIVALENT YIELD ADJUSTMENT	$6,509	$6,550	$6,391	$6,271	$6,168

	Six Months Ended
	June 30,
	2017	2016
NONINTEREST INCOME
Trust fees	$11,764	$9,380
Service charges on deposits	9,433	8,818
ATM, interchange and credit card fees	12,762	11,521
Real estate mortgage fees	7,605	7,153
Net gain (loss) on sale of available-for-sale securities	750	914
Net gain (loss) on sale of foreclosed assets	(31)	353
Net gain (loss) on sale of assets	(196)	439
Interest on loan recoveries	491	1,261
Other noninterest income	1,877	1,419

Total noninterest income	$44,455	$41,258

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$44,741	$43,583
Profit sharing expense	1,983	1,154
Net occupancy expense	5,370	5,214
Equipment expense	7,102	6,766
FDIC insurance premiums	1,097	1,642
ATM, interchange and credit card expenses	3,516	3,492
Legal, tax and professional fees	5,004	4,318
Audit fees	798	850
Printing, stationery and supplies	974	967
Amortization of intangible assets	333	398
Advertising and public relations	3,119	2,982
Operational and other losses	1,559	920
Software amortization and expense	1,495	991
Other noninterest expense	8,835	8,559

Total noninterest expense	$85,926	$81,836

TAX EQUIVALENT YIELD ADJUSTMENT	$13,058	$12,284

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	June 30, 2017			Mar. 31, 2017
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,229	$8	0.64%	$3,529	$2	0.23%
Interest-bearing deposits in nonaffiliated banks	45,043	112	1.00	134,556	274	0.83
Taxable securities	1,494,187	8,343	2.23	1,367,331	7,431	2.17
Tax exempt securities	1,528,760	17,414	4.56	1,529,610	17,561	4.59
Loans	3,418,105	41,814	4.91	3,369,599	40,065	4.82

Total interest-earning assets	6,491,324	$67,691	4.18%	6,404,625	$65,333	4.14%
Noninterest-earning assets	428,245			446,961

Total assets	$6,919,569			$6,851,586

Interest-bearing liabilities:
Deposits	$3,803,412	$1,930	0.20%	$3,808,933	$1,590	0.17%
Fed funds purchased and other borrowings	372,910	167	0.18	448,217	173	0.16

Total interest-bearing liabilities	4,176,322	$2,097	0.20%	4,257,150	$1,763	0.17%
Noninterest-bearing liabilities	1,867,596			1,747,532
Shareholders’ equity	875,651			846,904

Total liabilities and shareholders’ equity	$6,919,569			$6,851,586

Net interest income and margin (tax equivalent)		$65,594	4.05%		$63,570	4.03%

	Three Months Ended			Three Months Ended
	Dec. 31, 2016			Sept. 30, 2016
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$4,703	$5	0.42%	$4,596	$4	0.33%
Interest-bearing deposits in nonaffiliated banks	85,907	116	0.54	69,285	95	0.55
Taxable securities	1,281,717	6,459	2.02	1,305,103	6,775	2.08
Tax exempt securities	1,489,463	16,958	4.55	1,478,719	16,541	4.47
Loans	3,374,652	40,831	4.81	3,349,458	40,948	4.86

Total interest-earning assets	6,236,442	$64,369	4.11%	6,207,161	$64,363	4.13%
Noninterest-earning assets	434,629			428,239

Total assets	$6,671,071			$6,635,400

Interest-bearing liabilities:
Deposits	$3,580,489	$1,305	0.14%	$3,460,208	$1,111	0.13%
Fed funds purchased and other borrowings	488,240	137	0.11	569,883	254	0.18

Total interest-bearing liabilities	4,068,729	$1,442	0.14%	4,030,091	$1,365	0.13%
Noninterest-bearing liabilities	1,749,320			1,736,071
Shareholders’ equity	853,022			869,238

Total liabilities and shareholders’ equity	$6,671,071			$6,635,400

Net interest income and margin (tax equivalent)		$62,927	4.01%		$62,998	4.04%

	Three Months Ended
	June 30, 2016
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,701	$6	0.44%
Interest-bearing deposits in nonaffiliated banks	37,159	57	0.61
Taxable securities	1,349,325	7,130	2.11
Tax exempt securities	1,439,575	16,446	4.57
Loans	3,295,557	40,410	4.93

Total interest-earning assets	6,127,317	$64,049	4.20%
Noninterest-earning assets	416,414

Total assets	$6,543,731

Interest-bearing liabilities:
Deposits	$3,388,572	$1,033	0.12%
Fed funds purchased and other borrowings	587,981	297	0.20

Total interest-bearing liabilities	3,976,553	$1,330	0.14%
Noninterest-bearing liabilities	1,722,037
Shareholders’ equity	845,141

Total liabilities and shareholders’ equity	$6,543,731

Net interest income and margin (tax equivalent)		$62,719	4.12%

	Six Months Ended			Six Months Ended
	June 30, 2017			June 30, 2016
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$4,384	$11	0.50%	$6,618	$16	0.48%
Interest-bearing deposits in nonaffiliated banks	89,552	386	0.87	38,699	108	0.56
Taxable securities	1,431,110	15,774	2.20	1,336,466	14,392	2.15
Tax exempt securities	1,529,183	34,975	4.57	1,433,877	32,772	4.57
Loans	3,393,986	81,877	4.86	3,304,111	81,212	4.94

Total interest-earning assets	6,448,215	$133,023	4.16%	6,119,771	$128,500	4.22%
Noninterest-earning assets	437,550			424,636

Total assets	$6,885,765			$6,544,407

Interest-bearing liabilities:
Deposits	$3,806,157	$3,520	0.19%	$3,417,096	$2,085	0.12%
Fed funds purchased and other short term borrowings	410,355	340	0.17	575,275	557	0.19

Total interest-bearing liabilities	4,216,512	$3,860	0.18%	3,992,371	$2,642	0.14%
Noninterest-bearing liabilities	1,807,896			1,717,581
Shareholders’ equity	861,357			834,455

Total liabilities and shareholders’ equity	$6,885,765			$6,544,407

Net interest income and margin (tax equivalent)		$129,163	4.04%		$125,858	4.14%